STRATEGIC CHARLOTTE TRANSACTIONS DECEMBER 2, 2020

SOUTH END CHARLOTTE TRANSACTIONS CRITICAL MASS of MODERN & RELEVANT ASSETS that GENERATE STABLE CASH FLOW and LONG-TERM UPSIDE in a LEADING SUN BELT SUBMARKET THE RAILYARD Office Acquisition  Purchase price $201MM  329K SF across two buildings  Developed in 2019  97% leased 1 SOUTH END STATION Land Acquisition 2  Purchase price $28.1MM  3.4 acres at Bland Street Light Rail Station  600-700K SF mixed-use development potential 2 STRATEGIC RATIONALE 1 2

SPOTLIGHT ON SOUTH END

HISTORIC INDUSTRIAL AREA HAS TRANSFORMED INTO VIBRANT WALKABLE DISTRICT WITH OUTSTANDING ACCESS


UPTOWN
INTERSTATE
277
SOUTH END
Allstate
Technology Center
lendingtree
Corporate HQ
Carson Station
South End Station
EY
Innovation Center
The RailYard
Bland St. Station
Dimensional
Regional HQ
Lowe's
Global Technology Center
East/West Station
Krispy Kreme
DOUGHNUTS
Corporate HQ
Light Rail System
HAWKERS
HAWKERS



SOUTH END STATS(1)	
54%	Residents 20-39 years old
17,200	Employees
1.9MM	Retail SF
222	Restaurants and Shops
6,946	Apartments delivered since 2013(2)
3,802	Apartments under construction or planned

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 A modern, vibrant creative office asset one block away from the Bland Street light rail station that caters to today's dynamic workforce  97% leased asset with an attractive customer base - Allstate (S&P:A-) technology center accounts for 47% of leased SF  Long-term upside potential through below market rental rates, increased parking revenue and operating synergies across CUZ's Charlotte portfolio  LEED Silver designation THE RAILYARD ACQUSITION OF BEST-IN-CLASS OFFICE ASSET IN THE HEART OF SOUTH END THAT PROVIDES LONG-TERM VALUE CREATION 4 RSF: 329K YEAR BUILT: 2019 WEIGHTED AVERAGE LEASE TERM: 9 YEARS PROJECTED 2021 CASH YIELD: 5.3% PROJECTED 2021 GAAP YIELD: 6.3% 1

2 SOUTH END STATION

ACQUISITION OF UNPARALLED, TRANSIT-ORIENTED DEVELOPMENT SITE ACROSS FROM THE RAILYARD



The RailYard
S. Tryon St.
South End Station
Dimensional Place[1]
Bland St. Station

PURCHASE PRICE:
$28.1MM
ACREAGE:
3.4 AC
BUILDABLE SQUARE FOOTAGE:
600-700K SF
MIXED-USE DEVELOPMENT

- Unparalleled location at Bland Street light rail station in highly amenitized and walkable district
- Provides important operating and leasing synergy opportunities with The RailYard
- Significant value creation opportunity through the future development of a 600 to 700K SF mixed-use project
- Positioned to respond to increasing office and residential demand in South End

[1] Dimensional Place is developed and owned in a 50/50 joint venture. Partner can exercise purchase option in 2021.

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cousins.com 3344 Peachtree Road NE | Suite 1800 Atlanta, GA 30326 Cautionary Note Regarding Forward-Looking Statements Certain matters contained in this report are “forward-looking statements” within the meaning of the federal securities laws and are subject to uncertainties and risks, as itemized in Item 1A included in the Annual Report on Form 10-K for the year ended December 31, 2019 and the Quarterly Report on Form 10-Q for the quarter ended September 30, 2020. These forward-looking statements include information about possible or assumed future results of the business and our financial condition, liquidity, results of operations, plans, and objectives. They also include, among other things, statements regarding subjects that are forward-looking by their nature, such as the following: guidance and underlying assumptions; business and financial strategy; future acquisitions and dispositions of operating assets or joint venture interests; future acquisitions and dispositions of land, including ground leases; future development and redevelopment opportunities; projected capital expenditures; market and industry trends; and all statements that address operating performance, events, or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders. Any forward-looking statements are based upon management's beliefs, assumptions, and expectations of our future performance, taking into account information that is currently available. These beliefs, assumptions, and expectations may change as a result of possible events or factors, not all of which are known. If a change occurs, our business, financial condition, liquidity, and results of operations may vary materially from those expressed in forward-looking statements. Actual results may vary from forward-looking statements due to, but not limited to, the following: the availability and terms of capital; the failure to achieve anticipated benefits from acquisitions, investments, or dispositions; changes in national and local economic conditions, the real estate industry, and the commercial real estate markets in which we operate, including the impact of high unemployment, volatility in the public equity and debt markets, and international economic and other conditions; the impact of a public health crisis, including the COVID-19 pandemic, and the governmental and third party response to such a crisis, which may affect our key personnel, our major tenants, and the costs of operating our assets; changes to our strategy with regard to land and other non-core holdings that may require impairment losses to be recognized; leasing risks, including the ability to obtain new tenants or renew expiring tenants, the ability to lease newly developed and/or recently acquired space, the failure of a tenant to occupy leased space, and the risk of declining leasing rates; changes in the needs of our tenants brought about by the desire for co-working arrangements, trends toward utilizing less office space per employee, and the effect of telecommuting; any adverse change in the financial condition of one or more of our tenants; competition from other developers or investors; the risks associated with real estate developments (such as zoning approval, receipt of required permits, construction delays, cost overruns, and leasing risk); cyber security breaches; changes in senior management, changes in the Board of Directors, and the loss of key personnel; the potential liability for uninsured losses, condemnation, or environmental issues; the potential liability for a failure to meet regulatory requirements; any failure to comply with debt covenants under credit agreements; any failure to continue to qualify for taxation as a real estate investment trust and meet regulatory requirements; potential changes to state, local, or federal regulations applicable to our business; material changes in the rates, or the ability to pay, dividends on common shares or other securities; potential changes to the tax laws impacting REITs and real estate in general; potential changes to the tax laws impacting REITs and real estate in general; and those additional risks and factors discussed in reports filed with the Securities and Exchange Commission ("SEC") by the Company. The words “believes,” “expects,” “anticipates,” “estimates,” “plans,” “may,” “intend,” “will,” or similar expressions are intended to identify forward-looking statements. Although we believe that our plans, intentions, and expectations reflected in any forward-looking statements are reasonable, we can give no assurance that such plans, intentions, or expectations will be achieved. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of future events, new information, or otherwise, except as required under U.S. federal securities laws. Endnotes Page 3 – Spotlight on South End (1) Source: Fast Facts – South End in a Glance, southendclt.org. (2) Source: CoStar for multifamily units delivered 2013-2020. GREGG ADZEMA EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER gadzema@cousins.com 404.407.1116